EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of June 28, 2005, between Bank of America, N.A., as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and La Salle Bank National Association, as trustee (in such capacity, the "Trustee") and REMIC administrator, and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Deutsche Bank Securities Inc. ("Deutsche" and, collectively with BAS and Bear Stearns, the "Underwriters") pursuant to an underwriting agreement, dated as of June 15, 2005 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") through BAS, as placement agent thereof (the "Placement Agent"), pursuant to a private placement agency agreement, dated as of June 15, 2005 (the "Placement Agreement"), between BAS and BACM. The Registered Certificates are more fully described in the prospectus dated June 15, 2005 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated June 15, 2005 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the two private placement memoranda, each dated June 15, 2005 (the "Memoranda"), as each may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of June 28, 2005 (the "Indemnification Agreement"), among the Seller, the Purchaser and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date (including the Interest Deposit Amount) and which amount shall be payable on or about June 28, 2005 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (except in the case of the CP Component Mortgage Loan) (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of June 28, 2005, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) [Reserved].

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Placement Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms. Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memoranda, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memoranda stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number:
(704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, N.A.



                                       By:  /s/  Stephen Hogue
                                          --------------------------------------
                                          Name:   Stephen Hogue
                                          Title:  Principal



                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                       By: /s/ Edward Vaccaro
                                          --------------------------------------
                                          Name:  Edward Vaccaro
                                          Title: Vice President

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

Sequence    Loan     Loan
 Number    Number   Seller                           Property Name
--------   ------   ------   -------------------------------------------------------------
       1    58620    BofA    Fashion Show Mall
       2    58921    BofA    NYU Housing - 80 Lafayette Street
     3.1    58611    BofA    Canyon Ranch - Tucson, AZ
     3.2    58611    BofA    Canyon Ranch - Lenox, MA
       3    58611    BofA    Canyon Ranch (Roll Up)
       4    58848    BofA    Regents Square I & II
       5    58470    BofA    Phoenix Plaza I & II
       6    58908    BofA    589 Fifth Avenue
       7    58623    BofA    American Express Building - Minneapolis
       8    58789    BofA    Clark Office Building
       9    58868    BofA    Asian Garden Mall
      10    58665    BofA    TV Guide Hollywood Center Office Building
      11    58847    BofA    Mission City Corporate Center
      12    58886    BofA    Mountain Farms Shopping Center
    13.1    58449    BofA    Captain's Portfolio - Southwest Freeway
    13.2    58449    BofA    Captain's Portfolio - Waller Creek
    13.3    58449    BofA    Captain's Portfolio - Briar Hollow
    13.4    58449    BofA    Captain's Portfolio - North Loop
    13.5    58449    BofA    Captain's Portfolio - Westheimer Oaks Village Shopping Center
    13.6    58449    BofA    Captain's Portfolio - Post Oak Place
      13    58449    BofA    Captain's Portfolio (Roll Up)
      14    58711    BofA    OSI Systems
      15    58857    BofA    Atria East
      16    58626    BofA    American Express Building - Salt Lake City
      17    58797    BofA    The Grand Rivage at Brandon Lakes

      18    58852    BofA    Edward's Multiplex-Fresno
      19    58846    BofA    Cuyahoga Falls Market Center
                             Sub Total Crossed Loans
      20    13022    BofA    Keelers Corner
      21    58625    BofA    American Express Building - Ontario
      22    58830    BofA    Crossroads at Sunset
      23    57938    BofA    Buena Park Corporate Plaza
      24    58812    BofA    Atkins Kent MOB
      25    58736    BofA    22 East 71st Street
      26    58856    BofA    Villa Del Mar
      27    58861    BofA    Bank of America West Building
      28    58826    BofA    Capistrano II Office Building
      29    58661    BofA    The Great Wall Mall
      30    58855    BofA    Vail Club Apartments
      31    58934    BofA    Trop Decatur Plaza
      32    58824    BofA    Bridgecreek Office Building
      33    12974    BofA    Coronado Shopping Center- Santa Fe
    34.1    58723    BofA    Courtyard-Denver Park Meadows
    34.2    58723    BofA    Residence Inn-Denver Park Meadows
      34    58723    BofA    CSM - Denver Properties (Roll Up)
      35    58831    BofA    Ocean Dorado
      36    58696    BofA    CSM - Hilton Garden Inn - Scottsdale
      37    58792    BofA    Germantown (Triumph)
      38    58870    BofA    Ths Shops at Cascade & Fairburn
      39    58802    BofA    The Hesser Center
      40    58941    BofA    Gateway Tower
      41    12547    BofA    Logan Square Apartments
      42    58761    BofA    Rancho San Diego Industrial Center
      43    58809    BofA    Lambert Palm Business Center
      44    58920    BofA    Tanglewood Commons
      45    58725    BofA    Smart Self Storage
      46    58727    BofA    Sorrento Mesa
                             Sub Total Crossed Loans
      47    12868    BofA    Gateway Shopping Center - Arlington
      48    58806    BofA    Eastridge Office Center
      49    58705    BofA    ASAP Self Storage
    50.1    58911    BofA    Seligman CVS Pool #1 - CVS-Bradenton
    50.2    58911    BofA    Seligman CVS Pool #1 - CVS-Hudson
      50    58911    BofA    Seligman CVS Pool #1 (Roll Up)
      51    12681    BofA    Fairfield Inn & Suites Laredo
      52    58873    BofA    110 and 120 Belmont Drive
      53    58835    BofA    The Du Barry Apartments
      54    58939    BofA    Simi Valley I & II
      55    13106    BofA    Azar Industrial
      56    12034    BofA    Olde Sarasota Self Storage
      57    58782    BofA    Walgreens - Garden City, MI
      58    58748    BofA    Best Florida Storage II
      59     9753    BofA    Thrashers Village
      60    11355    BofA    Metro 502 Self Storage
      61    58842    BofA    Havenhurst Apartments
      62    58430    BofA    Shurgard - Woodland Hills
      63    58433    BofA    Shurgard - Palms
      64    11969    BofA    Shurgard Storage - Shoreline
      65    58839    BofA    Barclay Apartments
      66    13159    BofA    Village Plaza- Palmdale Refinance
      67    58738    BofA    University Glen Apartments
      68    58832    BofA    Sir Francis Drake Apartments
      69    58759    BofA    105 Satellite Boulevard
      70    58914    BofA    Makena Great American Plaza
      71    58726    BofA    Sorrento Valley Self Storage
      72    58589    BofA    Capital Plaza Retail Center
      73    58721    BofA    CVS - North Andover
      74    12551    BofA    Cedar East & Cypress Office
      75    58682    BofA    Vacaville Town Center
      76    12458    BofA    All Safe Storage
      77    58750    BofA    Walgreens - Monroe, MI
      78    10552    BofA    Packwood Shopping Center
      79    58658    BofA    Best Buy - Gwinnett County
      80    12165    BofA    Commons San Angelo
      81    58744    BofA    World Wide Parts Building
      82    11324    BofA    1st Security Storage Christiansburg
      83    12090    BofA    West Allis Tech Center
      84     9668    BofA    Silver Star Self Storage
      85    12909    BofA    Security Plus Self Storage & RV
      86    11847    BofA    U.S. Storage Centers
                             Totals/Weighted Average





Sequence                                                                                                            Mortgage
 Number                          Street Address                                 City            State    Zip Code   Rate (%)
--------   -----------------------------------------------------------   -------------------   -------   --------   --------
       1   3200 Las Vegas Boulevard South                                Las Vegas               NV         89109      3.719%
       2   80 Lafayette Street                                           New York                NY         10013      5.510%
     3.1   8600 East Rockcliff Road                                      Tucson                  AZ         85750
     3.2   165 Kemble Street                                             Lenox                   MA         01240
       3   Various                                                       Various               Various    Various      5.937%
       4   4250 & 4275 Executive Square                                  La Jolla                CA         92037      4.736%
       5   2901, 2909 & 2929 North Central Avenue                        Phoenix                 AZ         85012      4.588%
       6   589 Fifth Avenue                                              New York                NY         10017      5.482%
       7   1001 North 3rd Avenue South                                   Minneapolis             MN         55401      4.268%
       8   7500 Old Georgetown Road                                      Bethesda                MD         20814      5.037%
       9   9200 Bolsa Avenue, 15131 & 15041 Moran Street                 Westminster             CA         92683      5.065%
      10   6922 Hollywood Boulevard                                      Los Angeles             CA         90028      5.578%
      11   2355, 2365 & 2375 Northside Drive                             San Diego               CA         92108      4.781%
      12   337 Russell Street                                            Hadley                  MA         01035      5.070%
    13.1   12603 Southwest Freeway                                       Stafford                TX         77477
    13.2   507 Sabine Street                                             Austin                  TX         78701
    13.3   50 Briar Hollow Lane                                          Houston                 TX         77027
    13.4   1900 North Loop West                                          Houston                 TX         77018
    13.5   4304-4380 Westheimer Road and 2400 Midlane Street             Houston                 TX         77027
    13.6   4543 Post Oak Place Drive                                     Houston                 TX         77027
      13   Various                                                       Various                 TX       Various      5.236%
      14   22011 Southeast 51st Street and 5150 220th Avenue Southeast   Issaquah                WA         98029      5.001%
      15   990 Stewart Avenue                                            Garden City             NY         11530      5.549%
      16   4315 South 2700 West                                          Taylorsville            UT         84184      4.298%
      17   2211 Grand Isle Drive                                         Brandon                 FL         33511      5.028%

      18   7750 North Blackstone Avenue                                  Fresno                  CA         93720      4.818%
      19   371-385 Howe Avenue                                           Cuyahoga Falls          OH         44221      4.668%

      20   4525-164th Street Southwest                                   Lynnwood                WA         98037      5.311%
      21   101 McNabb Street                                             Markham               Ontario    L3R 4H8      4.298%
      22   1425 West Sunset Road                                         Henderson               NV         89014      5.186%
      23   6301 Beach Boulevard & 6280 Manchester Boulevard              Buena Park              CA         90621      5.638%
      24   101 Old Short Hills Road                                      West Orange             NJ         07052      5.210%
      25   22 East 71st Street                                           New York                NY         10021      5.689%
      26   5203 Villa Del Mar Avenue                                     Arlington               TX         76017      5.220%
      27   6900 Westcliff Drive                                          Las Vegas               NV         89145      5.410%
      28   27121-27131 Calle Arroyo                                      San Juan Capistrano     CA         92675      5.235%
      29   18230 East Valley Highway                                     Kent                    WA         98032      5.227%
      30   3839 Briargrove Lane                                          Dallas                  TX         75287      5.220%
      31   5045 West Tropicana Avenue                                    Las Vegas               NV         89103      5.693%
      32   12752-12882 Valley View Street                                Garden Grove            CA         92845      5.336%
      33   504-540 Cordova Road                                          Santa Fe                NM         87505      5.219%
    34.1   8320 South Valley Highway                                     Englewood               CO         80112
    34.2   8322 South Valley Highway                                     Englewood               CO         80112
      34   Various                                                       Englewood               CO         80112      5.580%
      35   1830 - 1850 Ocean Avenue                                      San Francisco           CA         94112      5.186%
      36   7324 East Indian School Road                                  Scottsdale              AZ         85251      5.580%
      37   19847 Century Boulevard                                       Germantown              MD         20874      5.107%
      38   3720, 3740 Cascade Road & 1195 Fairburn Road                  Atlanta                 GA         30331      5.253%
      39   1 Sundial Avenue                                              Manchester              NH         03103      5.536%
      40   One South Memorial Drive                                      St. Louis               MO         63102      5.197%
      41   715-865 West Glenn Avenue                                     Auburn                  AL         36832      5.575%
      42   2500 Sweetwater Spring Boulevard                              Spring Valley           CA         91978      5.380%
      43   601-655 South Palm Street                                     La Habra                CA         90631      5.125%
      44   4150 Clemmons Road                                            Clemmons                NC         27012      5.425%
      45   537 Stevens Avenue West                                       Solana Beach            CA         92075      5.167%
      46   6690 Mira Mesa Boulevard                                      San Diego               CA         92121      5.080%

      47   3704-3818 172nd Street Northeast                              Arlington               WA         98223      5.211%
      48   11811 and 11911 Northeast First Street                        Bellevue                WA         98005      5.368%
      49   17701 Summerlin Road                                          Fort Myers              FL         33908      5.400%
    50.1   6204 14th Street                                              Bradenton               FL         34207
    50.2   12015 Little Road                                             Hudson                  FL         34667
      50   Various                                                       Various                 FL       Various      5.399%
      51   700 West Hillside Road                                        Laredo                  TX         78041      5.695%
      52   110 and 120 Belmont Drive                                     Somerset                NJ         08873      5.262%
      53   3471 West 5th Street                                          Los Angeles             CA         90020      5.211%
      54   131 and 405 Cochran Street                                    Simi Valley             CA         93065      5.136%
      55   100, 115, 126, 127 & 128 Roesler Road and 352 Addison Drive   Glen Burnie             MD         21060      5.204%
      56   4625 Clark Road                                               Sarasota                FL         34233      5.452%
      57   31415 Ford Road                                               Garden City             MI         48135      5.925%
      58   1201 North Flagler Drive                                      Fort Lauderdale         FL         33304      5.735%
      59   20804-20806 Bothell-Everett Highway                           Bothell                 WA         98021      5.543%
      60   13271 Metro Parkway                                           Fort Myers              FL         33912      5.702%
      61   1861 Whitley Avenue                                           Hollywood               CA         90028      5.213%
      62   22222 Ventura Boulevard                                       Woodland Hills          CA         91364      5.280%
      63   3773 South Durango Avenue                                     Los Angeles             CA         90034      5.220%
      64   14540 Aurora Avenue North                                     Shoreline               WA         98133      5.318%
      65   706 South Normandie Avenue                                    Los Angeles             CA         90005      5.220%
      66   2311, 2321 and 2409 East Avenue South                         Palmdale                CA         93550      5.728%
      67   3504 - 73rd Avenue West                                       University Place        WA         98466      5.303%
      68   841 South Serrano Avenue                                      Los Angeles             CA         90005      5.211%
      69   105 Satellite Boulevard                                       Suwanee                 GA         30024      5.500%
      70   14002 Beach Boulevard                                         Westminster             CA         92683      5.693%
      71   10531 Sorrento Valley Road                                    San Diego               CA         92121      5.110%
      72   11845 Retail Drive                                            Wake Forest             NC         27587      4.366%
      73   110 Turnpike Street                                           North Andover           MA         01845      5.780%
      74   3117 and 3101 Poplarwood Court                                Raleigh                 NC         27604      5.577%
      75   777 East Monte Vista Avenue                                   Vacaville               CA         95688      5.261%
      76   7720 Farley Street                                            Overland Park           KS         66204      5.382%
      77   1285 North Monroe Street                                      Monroe                  MI         48162      5.400%
      78   4016-4022 South Mooney Boulevard                              Visalia                 CA         93277      5.781%
      79   1875 Pleasant Hill Road                                       Duluth                  GA         30096      5.100%
      80   3204 and 3222-3298 Sherwood Way                               San Angelo              TX         76901      5.587%
      81   7821 Hayvenhurst Avenue                                       Van Nuys                CA         91406      5.437%
      82   5 Midway Plaza Drive                                          Christiansburg          VA         24073      5.735%
      83   11214 - 11250 West Lapham Street                              West Allis              WI         53214      5.814%
      84   3043 North Pecos Road                                         Las Vegas               NV         89115      5.595%
      85   1023 East Frye Road                                           Phoenix                 AZ         85048      5.704%
      86   13201 Ramona Boulevard                                        Irwindale               CA         91706      5.711%


                                                          Remaining
                                                           Term To
                                                           Stated      Stated                                          Primary
Sequence   Amortization     Original        Cut-off       Maturity    Maturity    Due    Monthly    Administrative    Servicing
 Number       Basis         Balance         Balance       (months)      Date      Date   Payment       Fee Rate       Fee Rate
--------   ------------   ------------   --------------   ---------   ---------   ----   --------   --------------    ---------
       1     ACT/360      $145,000,000     $143,619,681          31    1/1/2008    1st   $665,601            0.032%       0.020%
       2     ACT/360       110,000,000      110,000,000         119    5/1/2015    1st    512,098            0.062%       0.050%
     3.1                    60,543,243       60,543,243                            1st                                    0.010%
     3.2                    34,456,757       34,456,757                            1st                                    0.010%
       3     ACT/360        95,000,000       95,000,000         116    2/1/2015    1st    476,500            0.022%       0.010%
       4     ACT/360        88,600,000       88,600,000          82    4/1/2012    1st    354,538            0.042%       0.030%
       5     ACT/360        77,000,000       77,000,000          52   10/1/2009    1st    298,486            0.022%       0.010%
       6     ACT/360        73,500,000       73,500,000         119    5/1/2015    1st    340,405            0.032%       0.020%
       7      30/360        56,050,000       56,050,000          55    1/1/2010    1st    199,328            0.042%       0.030%
       8     ACT/360        51,000,000       50,836,429         118    4/1/2015    1st    299,241            0.042%       0.030%
       9     ACT/360        50,300,000       50,300,000         121    7/1/2015    1st    272,023            0.042%       0.030%
      10     ACT/360        47,000,000       46,751,387         115    1/1/2015    1st    269,151            0.062%       0.050%
      11     ACT/360        44,000,000       44,000,000          82    4/1/2012    1st    177,743            0.042%       0.030%
      12     ACT/360        44,000,000       44,000,000         120    6/1/2015    1st    238,087            0.062%       0.050%
    13.1                     9,136,364        9,136,364                            1st                                    0.050%
    13.2                     7,831,169        7,831,169                            1st                                    0.050%
    13.3                     7,831,169        7,831,169                            1st                                    0.050%
    13.4                     4,350,649        4,350,649                            1st                                    0.050%
    13.5                     2,610,390        2,610,390                            1st                                    0.050%
    13.6                     1,740,260        1,740,260                            1st                                    0.050%
      13     ACT/360        33,500,000       33,500,000          76   10/1/2011    1st    182,777            0.062%       0.050%
      14     ACT/360        32,800,000       32,800,000         114   12/1/2014    1st    176,098            0.062%       0.050%
      15     ACT/360        30,995,196       30,995,196         119    5/1/2015    1st    176,941            0.062%       0.050%
      16      30/360        30,149,000       30,149,000          58    4/1/2010    1st    107,971            0.062%       0.050%
      17     ACT/360        28,875,000       28,875,000         117    3/1/2015    1st    155,502            0.062%       0.050%

      18      30/360        19,730,000       19,730,000          60    6/1/2010    1st     79,216            0.112%       0.100%
      19      30/360         8,285,000        8,285,000          60    6/1/2010    1st     32,229            0.112%       0.100%
                            28,015,000       28,015,000
      20     ACT/360        27,900,000       27,900,000          81    3/1/2012    1st    125,196            0.062%       0.050%
      21      30/360        25,380,000       25,380,000          57    3/1/2010    1st     90,892            0.062%       0.050%
      22     ACT/360        22,640,000       22,640,000         119    5/1/2015    1st     99,201            0.062%       0.050%
      23     ACT/360        21,700,000       21,700,000         119    5/1/2015    1st    125,096            0.062%       0.050%
      24     ACT/360        20,000,000       19,979,782         119    5/1/2015    1st    109,946            0.062%       0.050%
      25     ACT/360        20,000,000       19,914,826         116    2/1/2015    1st    115,941            0.062%       0.050%
      26     ACT/360        17,150,000       17,150,000         119    5/1/2015    1st     75,639            0.112%       0.100%
      27     ACT/360        17,000,000       16,964,617         118    4/1/2015    1st     95,566            0.112%       0.100%
      28     ACT/360        16,120,000       16,120,000         119    5/1/2015    1st     71,300            0.112%       0.100%
      29     ACT/360        16,000,000       15,965,377         118    4/1/2015    1st     88,125            0.112%       0.100%
      30     ACT/360        15,700,000       15,700,000         119    5/1/2015    1st     69,244            0.112%       0.100%
      31     ACT/360        15,500,000       15,500,000         120    6/1/2015    1st     89,893            0.112%       0.100%
      32     ACT/360        13,960,000       13,960,000         119    5/1/2015    1st     62,938            0.112%       0.100%
      33     ACT/360        13,300,000       13,300,000         119    5/1/2015    1st     73,188            0.062%       0.050%
    34.1                     7,560,000        7,560,000                            1st                                    0.100%
    34.2                     5,640,000        5,640,000                            1st                                    0.100%
      34     ACT/360        13,200,000       13,200,000         117    3/1/2015    1st     75,612            0.112%       0.100%
      35     ACT/360        13,096,000       13,096,000         119    5/1/2015    1st     57,383            0.112%       0.100%
      36     ACT/360        12,853,229       12,853,229         117    3/1/2015    1st     73,626            0.112%       0.100%
      37     ACT/360        12,400,000       12,400,000         118    4/1/2015    1st     53,505            0.112%       0.100%
      38     ACT/360        11,250,000       11,238,745         119    5/1/2015    1st     62,144            0.112%       0.100%
      39     ACT/360        10,280,000       10,280,000         120    6/1/2015    1st     58,601            0.112%       0.100%
      40     ACT/360        10,200,000       10,200,000          60    6/1/2010    1st     44,788            0.112%       0.100%
      41     ACT/360        10,120,000       10,099,672         118    4/1/2015    1st     57,937            0.072%       0.060%
      42     ACT/360         9,500,000        9,471,214         118    4/1/2015    1st     57,659            0.112%       0.100%
      43     ACT/360         9,200,000        9,200,000         119    5/1/2015    1st     50,093            0.112%       0.100%
      44     ACT/360         9,100,000        9,100,000         119    5/1/2015    1st     51,241            0.112%       0.100%
      45     ACT/360         4,100,000        4,100,000         117    3/1/2015    1st     22,430            0.112%       0.100%
      46     ACT/360         4,100,000        4,100,000         117    3/1/2015    1st     17,598            0.112%       0.100%
                             8,200,000        8,200,000
      47     ACT/360         8,000,000        7,974,473         117    3/1/2015    1st     43,983            0.062%       0.050%
      48     ACT/360         7,800,000        7,792,411         119    5/1/2015    1st     43,644            0.112%       0.100%
      49     ACT/360         7,800,000        7,764,940         116    2/1/2015    1st     43,799            0.112%       0.100%
    50.1                     3,600,000        3,600,000                            1st                                    0.100%
    50.2                     3,440,000        3,440,000                            1st                                    0.100%
      50     ACT/360         7,040,000        7,040,000         120    6/1/2015    1st     32,114            0.112%       0.100%
      51     ACT/360         7,000,000        6,990,523         119    5/1/2015    1st     43,805            0.062%       0.050%
      52     ACT/360         6,900,000        6,893,112         119    5/1/2015    1st     38,153            0.112%       0.100%
      53     ACT/360         6,752,000        6,752,000         119    5/1/2015    1st     29,728            0.112%       0.100%
      54     ACT/360         6,200,000        6,200,000         120    6/1/2015    1st     33,800            0.112%       0.100%
      55     ACT/360         6,000,000        6,000,000         118    4/1/2015    1st     32,961            0.062%       0.050%
      56     ACT/360         5,600,000        5,600,000         115    1/1/2015    1st     32,063            0.072%       0.060%
      57     ACT/360         5,421,349        5,411,264         118    4/1/2015    1st     32,243            0.112%       0.100%
      58     ACT/360         5,359,152        5,348,756         118    4/1/2015    1st     31,224            0.112%       0.100%
      59     ACT/360         5,200,000        5,189,482         118    4/1/2015    1st     29,665            0.062%       0.050%
      60     ACT/360         5,000,000        4,995,524         119    5/1/2015    1st     29,026            0.092%       0.080%
      61     ACT/360         4,936,278        4,936,278         119    5/1/2015    1st     21,742            0.112%       0.100%
      62     ACT/360         4,950,000        4,922,242         115    1/1/2015    1st     27,426            0.112%       0.100%
      63     ACT/360         4,900,000        4,872,200         115    1/1/2015    1st     26,967            0.112%       0.100%
      64     ACT/360         4,850,000        4,834,886         117    3/1/2015    1st     26,987            0.062%       0.050%
      65     ACT/360         4,708,200        4,708,200         119    5/1/2015    1st     20,765            0.112%       0.100%
      66     ACT/360         4,714,000        4,704,841         118    4/1/2015    1st     27,444            0.062%       0.050%
      67     ACT/360         4,700,000        4,689,992          82    4/1/2012    1st     26,108            0.112%       0.100%
      68     ACT/360         4,599,246        4,599,246         119    5/1/2015    1st     20,250            0.112%       0.100%
      69     ACT/360         4,500,000        4,490,813         118    4/1/2015    1st     25,551            0.112%       0.100%
      70     ACT/360         4,468,340        4,468,340         121    7/1/2015    1st     25,914            0.112%       0.100%
      71     ACT/360         4,250,000        4,250,000         117    3/1/2015    1st     18,349            0.112%       0.100%
      72      30/360         4,108,500        4,108,500          55    1/1/2010    1st     14,948            0.112%       0.100%
      73     ACT/360         4,100,000        4,092,124         118    4/1/2015    1st     24,005            0.112%       0.100%
      74     ACT/360         3,900,000        3,900,000          81    3/1/2012    1st     22,333            0.062%       0.050%
      75     ACT/360         3,900,000        3,900,000         115    1/1/2015    1st     21,563            0.112%       0.100%
      76     ACT/360         3,680,000        3,668,694         117    3/1/2015    1st     20,623            0.062%       0.050%
      77     ACT/360         3,600,000        3,592,491         118    4/1/2015    1st     20,215            0.112%       0.100%
      78     ACT/360         3,200,000        3,183,744         115    1/1/2015    1st     18,737            0.082%       0.070%
      79     ACT/360         3,000,000        2,980,011         116    2/1/2015    1st     17,713            0.112%       0.100%
      80     ACT/360         3,000,000        2,977,190         115    1/1/2015    1st     18,579            0.062%       0.050%
      81     ACT/360         2,460,000        2,452,535         117    3/1/2015    1st     13,871            0.112%       0.100%
      82     ACT/360         2,400,000        2,389,895         117    3/1/2015    1st     15,077            0.062%       0.050%
      83     ACT/360         2,100,000        2,094,151         117    3/1/2015    1st     12,341            0.092%       0.080%
      84     ACT/360         2,100,000        2,090,938          81    3/1/2012    1st     13,015            0.092%       0.080%
      85     ACT/360         2,000,000        1,994,287         117    3/1/2015    1st     11,613            0.062%       0.050%
      86     ACT/360         2,000,000        1,985,087         115    1/1/2015    1st     12,535            0.062%       0.050%
                                         $1,642,344,324



            Master                                      Original
Sequence   Servicing      Ownership                   Amortization   ARD    Grace
 Number    Fee Rate       Interest        Crossed       (months)     Loan   Period
--------   ---------    -------------   -----------   ------------   ----   ------
       1       0.010%        Fee            No                 360    No        10
       2       0.010%        Fee            No                   0    No         0
     3.1       0.010%        Fee            No                        No         0
     3.2       0.010%        Fee            No                        No         0
       3       0.010%        Fee            No                   0    No         0
       4       0.010%        Fee            No                   0    No         0
       5       0.010%        Fee            No                   0    No         0
       6       0.010%        Fee            No                   0    No         0
       7       0.010%        Fee            No                   0   Yes        10
       8       0.010%        Fee            No                 300    No         0
       9       0.010%        Fee            No                 360    No         5
      10       0.010%        Fee            No                 360    No         5
      11       0.010%        Fee            No                   0    No         0
      12       0.010%   Fee/Leasehold       No                 360    No         0
    13.1       0.010%        Fee            No                        No         5
    13.2       0.010%        Fee            No                        No         5
    13.3       0.010%        Fee            No                        No         5
    13.4       0.010%        Fee            No                        No         5
    13.5       0.010%     Leasehold         No                        No         5
    13.6       0.010%        Fee            No                        No         5
      13       0.010%   Fee/Leasehold       No                 360    No         5
      14       0.010%        Fee            No                 360    No        10
      15       0.010%     Leasehold         No                 360   Yes         5
      16       0.010%        Fee            No                   0   Yes        10
      17       0.010%   Fee/Leasehold       No                 360    No         0

      18       0.010%     Leasehold     BACM 05-2-A              0    No         5
      19       0.010%        Fee        BACM 05-2-A              0    No         5

      20       0.010%        Fee            No                   0    No         5
      21       0.010%        Fee            No                   0   Yes        10
      22       0.010%        Fee            No                   0    No         5
      23       0.010%        Fee            No                 360    No        10
      24       0.010%        Fee            No                 360    No         5
      25       0.010%        Fee            No                 360    No         5
      26       0.010%        Fee            No                   0    No         5
      27       0.010%        Fee            No                 360    No         5
      28       0.010%        Fee            No                   0    No         5
      29       0.010%        Fee            No                 360    No         5
      30       0.010%        Fee            No                   0    No         5
      31       0.010%        Fee            No                 360   Yes         5
      32       0.010%        Fee            No                   0    No         5
      33       0.010%        Fee            No                 360    No         5
    34.1       0.010%        Fee            No                        No         5
    34.2       0.010%        Fee            No                        No         5
      34       0.010%        Fee            No                 360    No         5
      35       0.010%        Fee            No                   0    No         5
      36       0.010%        Fee            No                 360    No         5
      37       0.010%        Fee            No                   0    No         5
      38       0.010%        Fee            No                 360    No         5
      39       0.010%        Fee            No                 360    No         5
      40       0.010%        Fee            No                   0    No         5
      41       0.010%        Fee            No                 360    No         5
      42       0.010%        Fee            No                 300    No         5
      43       0.010%        Fee            No                 360    No        10
      44       0.010%        Fee            No                 360    No         5
      45       0.010%        Fee        BACM 05-2-B            360    No         5
      46       0.010%        Fee        BACM 05-2-B              0    No         5

      47       0.010%        Fee            No                 360    No         5
      48       0.010%        Fee            No                 360    No         5
      49       0.010%        Fee            No                 360    No         5
    50.1       0.010%        Fee            No                        No         5
    50.2       0.010%        Fee            No                        No         5
      50       0.010%        Fee            No                   0    No         5
      51       0.010%        Fee            No                 300    No         5
      52       0.010%        Fee            No                 360    No         5
      53       0.010%        Fee            No                   0    No         5
      54       0.010%        Fee            No                 360    No         5
      55       0.010%        Fee            No                 360    No         5
      56       0.010%        Fee            No                 348    No         5
      57       0.010%        Fee            No                 360    No         5
      58       0.010%        Fee            No                 360    No         5
      59       0.010%        Fee            No                 360    No         5
      60       0.010%        Fee            No                 360    No        10
      61       0.010%        Fee            No                   0    No         5
      62       0.010%        Fee            No                 360    No         5
      63       0.010%        Fee            No                 360    No         5
      64       0.010%        Fee            No                 360    No         5
      65       0.010%        Fee            No                   0    No         5
      66       0.010%        Fee            No                 360    No         5
      67       0.010%        Fee            No                 360    No         5
      68       0.010%        Fee            No                   0    No         5
      69       0.010%        Fee            No                 360    No         5
      70       0.010%        Fee            No                 360    No         5
      71       0.010%        Fee            No                   0    No         5
      72       0.010%        Fee            No                   0    No         5
      73       0.010%        Fee            No                 360    No         5
      74       0.010%        Fee            No                 360    No         5
      75       0.010%        Fee            No                 360    No         5
      76       0.010%        Fee            No                 360    No         5
      77       0.010%        Fee            No                 360    No         5
      78       0.010%        Fee            No                 360    No         5
      79       0.010%        Fee            No                 300    No         5
      80       0.010%        Fee            No                 300    No         5
      81       0.010%        Fee            No                 360    No         5
      82       0.010%        Fee            No                 300    No         5
      83       0.010%        Fee            No                 360    No         5
      84       0.010%        Fee            No                 300    No         5
      85       0.010%        Fee            No                 360    No         5
      86       0.010%        Fee            No                 300    No         5


                                 SCHEDULE II

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since October 19, 2004. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $47,541,676.34.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
               WITH RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                GENERAL EXCEPTION


Fashion Show Mall - A2  One Mortgage Loan, the Fashion Show Mall Whole Loan, is
(58620) evidenced by a split loan structure comprised of two pari passu notes referred to as the Fashion Show Mall Pari Passu Note A-1 and the Fashion Show Mall Pari Passu Note A-2. Only the Fashion Show Mall Pari Passu Note A-2 is included in the Trust Fund. As of the Cut-off Date, the Fashion Show Mall Pari Passu Note A-1 is owned by a trust created pursuant to the Fashion Show Mall Pooling Agreement related to the Banc of America Commercial Mortgage Inc. Commercial Pass-Through Certificates, Series 2005-1 transaction. The holders of the Fashion Show Mall Pari Passu Note A-1 and the Fashion Show Mall Pari Passu Note A-2 have entered into the Fashion Show Mall Intercreditor Agreement, which sets forth the rights of such holders. Pursuant to the terms of the Fashion Show Mall Intercreditor Agreement, the Fashion Show Mall Whole Loan is to be serviced as a single mortgage loan by the Fashion Show Mall Master Servicer and the Fashion Show Mall Special Servicer under the provisions of the Fashion Show Mall Pooling Agreement. Accordingly, the originals of all documents contained in the related Mortgage File were delivered to the Fashion Show Mall Trustee (and the Fashion Show Mall Trustee is the mortgagee of record on all documents delivered thereto), with the exception of the Fashion Show Mall Pari Passu Note A-2 and an allonge that will be delivered to the Trustee.

                                REPRESENTATION 3
                             Good Title; Conveyance.
                             -----------------------
(58470)

Phoenix Plaza I & II    The title insurance policy is subject to the following
(58470)                 exceptions: (i) improvement lien of the City of Phoenix
                        in the amount of $89,491; (ii) improvement lien of the City of Phoenix in the amount of $66,110; and (iii) any charge upon the Mortgaged Property by reason of its inclusion in the Phoenix Plaza Commercial Association,
                        Inc.

                        The improvement liens represent assessments for paving, curbs and gutters that are payable in installments over a period of years. Both improvement liens are scheduled to be repaid in full following a December 2005 payment. As of the closing of the Mortgage Loan, no assessments were delinquent and the remaining amounts outstanding under the improvement liens were $19,076.92 and $14,092.81, respectively. The title insurance policy also states that all fees and assessments due and payable to the Phoenix Plaza Commercial Association have been paid.

                                REPRESENTATION 4
                                ----------------
           No Holdbacks; Improvements Complete or Escrows Established.

Asian Garden Mall       The borrower is a defendant in an open breach of
(58868)                 contract case in New York. An escrow has been
                        established in the full amount of the borrower's potential liability ($172,500).

                                REPRESENTATION 6
                         Assignment of Leases and Rents.
                         -------------------------------


Germantown (Triumph)    The Mortgaged Property is owned by the owner of the
(58792)                 borrower and the borrower executed the related Mortgage
                        Note and Loan Agreement. The Mortgage Loan is secured by
                        an Indemnity Guaranty and an Indemnity Deed of Trust,
Clark Office Building   Assignment of Leases and Rents, Security Agreement and
(Clark Enterprises)     Fixture Filing, which documents have been executed by
(58789)                 the owner of the borrower. This structure is known as an
                        Indemnity Deed of Trust, which is specific to the State of Maryland.

                                REPRESENTATION 9
                                 Mortgage Lien.
                                 --------------

Phoenix Plaza I & II    The title insurance policy is subject to the following
(58470)                 exceptions: (i) improvement lien of the City of Phoenix
                        in the amount of $89,491; (ii) improvement lien of the City of Phoenix in the amount of $66,110; and (iii) any charge upon the Mortgaged Property by reason of its inclusion in the Phoenix Plaza Commercial Association,
                        Inc.

                        The improvement liens represent assessments for paving, curbs and gutters that are payable in installments over a period of years. Both improvement liens are scheduled to be repaid in full following a December 2005 payment. As of the closing of the Mortgage Loan, no assessments were delinquent and the remaining amounts outstanding under the improvement liens were $19,076.92 and $14,092.81, respectively. The title insurance policy also states that all fees and assessments due and payable to the Phoenix Plaza Commercial Association have been paid.

Atria East (58857)      The post closing agreement requires that the related
                        borrower deliver to the lender a certified copy of the recorded Mortgage and Security Agreement dated April 29,
                        2004 in the original principal balance of $1,500,000.00, which has been assigned to the lender.

Great Wall (58661)      The related pro forma title policy does not cover terms,
                        covenants, conditions and/or obligations of the Environmental Mitigation Agreement, including restated charges and covenants, which document was recorded
                        September 11, 1986 and amended September 8, 1989.

                                REPRESENTATION 12
            Condition of Property; No Condemnation; No Encroachments.
            ---------------------------------------------------------

Phoenix Plaza I & II    As of the closing date of the Mortgage Loan, a
(58470)                 condemnation of a portion of the Mortgaged Property was
                        contemplated by the City of Phoenix in connection with a planned light rail transit system. The City may condemn a small narrow portion of the Mortgaged Property in order to expand the center line right of way of Central
                        Avenue and landscape adjoining Central Avenue. The City would condemn approximately 4,673 square feet for the right of way easement, 1,873 square feet for the landscape easement and 1,994 for a temporary construction easement for the light rail build out.

                        A repair reserve in an amount equal to 100% of the estimated costs of repairs was established.

                                REPRESENTATION 13
                                Title Insurance.
                                ----------------

Phoenix Plaza I & II    The title insurance policy is subject to the following
(58470)                 exceptions: (i) improvement lien of the City of Phoenix
                        in the amount of $89,491; (ii) improvement lien of the City of Phoenix in the amount of $66,110; and (iii) any charge upon the Mortgaged Property by reason of its inclusion in the Phoenix Plaza Commercial Association,
                        Inc.

                        The improvement liens represent assessments for paving, curbs and gutters that are payable in installments over a period of years. Both improvement liens are scheduled to be repaid in full following a December 2005 payment. As of the closing of the Mortgage Loan, no assessments were delinquent and the remaining amounts outstanding under the improvement liens were $19,076.92 and $14,092.81, respectively. The title insurance policy also states that all fees and assessments due and payable to the Phoenix Plaza Commercial Association have been paid.

Great Wall (58661)      The related pro forma title policy does not cover terms,
                        covenants, conditions and/or obligations of the Environmental Mitigation Agreement, including restated charges and covenants, which document was recorded
                        September 11, 1986 and amended September 8, 1989.

                                REPRESENTATION 14
                                   Insurance.
                                   ----------

Phoenix Plaza I & II    The borrower is permitted to obtain the required
(58470)                 insurance policies through a syndicate of insurers, some
                        of which may not maintain the ratings required above.

                        The borrower is required to maintain terrorism insurance (if such coverage is commercially available) in an amount equal to the lesser of (i) 100% of the replacement cost of the Mortgaged Property and (ii) the amount that can be obtained at a cost not to exceed $154,000 per year.

ASAP Self Storage       The Mortgaged Property is located in the State of
(58705)                 Florida. The Mortgage Loan documents do not specifically
                        require windstorm insurance, however, windstorm insurance is in place.

Sussex Downs Apartments The Mortgage Loan documents do not require terrorism
(58864) insurance. No terrorism insurance is in place. The Mortgaged Property is a suburban multifamily property located in Tennessee.
Heritage Place
Apartments (58863)

Woodmeade South
Apartments (58865)

Graymere Apartments
(58862)

American Express        There is no requirement of the related borrower to
Building (58623)        maintain business income insurance unless the credit
                        rating of American Express falls below "BBB" as issued
American Express        by S&P or "Baa2" as issued by Moody's.
Building--ON (58625)
                        So long as there has been no default under the related lease to the tenant known as American Express (the
                        "American Express Lease"), all casualty and condemnation proceeds shall be allocated and used in accordance with the American Express Lease. The American Express Lease generally requires the proceeds to be used for restoration. However, American Express has the option not to restore the related Mortgaged Property and to offer to purchase the related Mortgaged Property for a stipulated loss value plus all unpaid rent accrued and unpaid as of the purchase date and the related borrower's costs relating to the purchase. The definition of stipulated loss value includes the mortgagee's reasonable costs incurred in connection with prepayment of the related Mortgage Loan. If the related borrower declines the offer, American Express may (i) terminate the related American Express Lease and pay such borrower a stipulated loss value plus all unpaid rent accrued and unpaid as of the date of termination or
                        (ii) it may restore the related Mortgaged Property. In the event American Express offers to purchase the related Mortgaged Property and, whether or not the related borrower accepts said offer, pays the required sums as set forth above, American Express may retain any insurance or condemnation proceeds.

Fashion Show Mall - A2  The related borrower is required to maintain business
(58620) interruption or rent loss insurance in an amount equal to the estimated gross revenue of the related Mortgaged Property for the restoration period plus 180 days.

                                REPRESENTATION 15
                              No Material Defaults.
                              ---------------------

Phoenix Plaza I & II    Pursuant to the post closing agreement, the borrower
(58470)                 shall within thirty (30) days of the Closing Date of the
                        Mortgage Loan, deliver certain other estoppel certificates.


Atria East (58857)      The post closing agreement requires that the related
                        borrower cause all open building permits to be removed of record within 180 days of the Closing Date; provided that if the related borrower is unable to have all open building permits to be removed of record within 180 days, such period of time shall be extended; provided that the related borrower is exercising due diligence to have such permits removed and that the related borrower update the lender on a bi-monthly basis of the progress of such removal. The Mortgage Loan closed on April 7, 2005.

                        The post closing agreement requires that the related borrower deliver to the lender a certified copy of the recorded Mortgage and Security Agreement dated April 29, 2004 in the original principal balance of $1,500,000.00, which has been assigned to the lender.

NYU Housing - 80        The borrower must obtain an Asbestos and Lead Based
Lafayette Street        Paint Operations and Maintenance Agreement within thirty
(58921)                 (30) days of the closing of the Mortgage Loan.

Makena Great American   The borrower has as a post-closing obligation, the
Plaza (58914)           obligation to have the Mortgaged Property assessed as a
                        separate tax parcel and to obtain a revised separate tax parcel endorsement to the title policy prior to the date upon which the next tax maps are issued. The Mortgaged
                        Property is not currently assessed as a separate tax parcel.

                        The borrower has as a post-closing obligation, with respect to certain improvements currently under construction at the Mortgaged Property, to provide the following: (i) a revised zoning endorsement covering the parking and new construction, and (ii) proof that the tenant at the new construction has obtained the insurance required by the Mortgage Loan documents.

                                REPRESENTATION 19
                            Environmental Conditions.
                            -------------------------


Asian Garden Mall       The borrower has contingent obligations relating to the
(58868)                 Mortgage Loan that was refinanced by the Mortgage Loan
                        relating to (a) an environmental indemnity executed by the borrower for the Mortgaged Property which provides that such obligations survive the payment of the previous loan, and (b) the borrower's representation that certain defeasance collateral is sufficient to make the future payments under the previous loan.

                        With respect to the borrower's environmental indemnity obligation, a Phase I reported groundwater contamination, as to which an $1,875,000 reserve (representing approximately 125% of the estimated cleanup cost) has been established. Under the environmental indemnity agreement executed in connection with the closing of the Mortgage Loan, the borrower and the borrower principal are obligated to pay any cleanup costs not covered by the reserve. With respect to the defeasance collateral, the borrower provided an independent accountant's certification in connection with the defeasance that such collateral would be sufficient to make such payments.

                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
   --------------------------------------------------------------------------

Canyon Ranch (58611)    The Mortgage Loan is interest-only for the entire term
                        thereof.
Seligman CVS Pool #1
(58911)

NYU Housing - 80
Lafayette Street
(58921)

589 Fifth Avenue
(58908)

Crossroads at Sunset
(58830)

Villa Del Mar (58856)

Capistrano II Office
Building (58826)

Vail Club Apartments
(58855)

Valley View Commerce
Center (58829)

Bridgecreek Office
Building (58824)

Ocean Dorado (58831)

Germantown (Triumph)
(58792)

Sorrento Mesa (58727)

The Du Barry
Apartments (58835)

Havenhurst Apartments
(58842)

Barclay Apartments
(58839)

Sir Francis Drake
Apartments (58832)

Sorrento Valley Self
Storage (58726)

Regents Square I & II
(58848)

Mission City Corporate
Center (58847)

Phoenix Plaza I & II
(58470)

Cuyahoga Falls Market
Center (58846)

Edward's Multiplex -
Fresno (58852)

Capital Plaza Retail
Center (58589)

Gateway Tower (58941)

Atria East (58857)      The Mortgage Loan is interest-only for the first 5 years
                        of the term thereof.

American Express
Building - MN (58623)

American Express
Building - UT (58626)

American Express
Building - ON (58625)

OSI Systems (58711)

Woodmeade South
Apartments (58865)

Graymere Apartments
(58862)

Sussex Downs
Apartments (58864)

Heritage Place
Apartments (58863)

Vacaville Town Center
(58682)

The Club at Copperleaf
(58895)

Makena Great American
Plaza (58914)

Trop Decatur Plaza
(58934)

Lambert Palm Business   The Mortgage Loan is interest-only for a period of 3
Center (58809)          years.

Tanglewood Commons
(58920)

Smart Self Storage
(58725)

Sioux Falls Corporate
Centre I & II (58909)

Captain's Portfolio     The Mortgage Loan is interest-only for a period of 2
(58449)                 years.

CSM - Denver Properties
(58723)

The Grand Rivage at
Brandon Lakes (58797)

CSM - Hilton Garden
Inn - Scottsdale
(58696)

Mountain Farms Shopping
Center (58886)

Buena Park Corporate    The Mortgage Loan is interest-only for a period of 1
Plaza (57938)           year.

                                REPRESENTATION 26
                         Releases of Mortgaged Property.
                         -------------------------------

Mission City Corporate  The related borrower is entitled to release one or more
Center (58847)          parcels or outlots identified on Schedule 7.7 to the
                        Loan Agreement; provided, among other things, no event of default has occurred, the borrower delivers the proposed transferee and all necessary title endorsements, the borrower delivers an opinion of counsel acceptable to the borrower and the rating agencies that such release would not cause a prohibited transaction under any REMIC rules and the borrower pays all expenses.

Fashion Show Mall - A2  Section 2.15 of the Loan Agreement permits certain
(58620) releases of parcels or outlots or air rights parcels as designated by the borrower upon the satisfaction of conditions set forth in such section, which conditions include, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing (or with respect to the air rights parcel, the value was excluded from the value of the Mortgaged Property) and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the lender's express prior written consent, improved. In connection with the release of any air rights parcel the borrower shall be entitled to enter into any commercially reasonable reciprocal easement agreement with the owner of any air rights parcel and the lender agrees to execute any document reasonably requested by the borrower in order to subordinate the Mortgage Loan documents and the lien or security interest to such air rights reciprocal easement agreement.

                        Section 2.16 of the Loan Agreement permits certain lot line adjustments to the Mortgaged Property or the filing of a subdivision plot to create one or more release parcels or air rights parcels upon the satisfaction of certain conditions including, without limitation, the delivery of a REMIC opinion and evidence that the parcel or outlot being released is vacant, non-income producing and either (i) unimproved (or improved only by surface parking areas or landscaping) or (ii) subject to the lender's express prior written consent, improved.

Seligman CVS Pool #1    The borrower may obtain a release of either of the two
(58911)                 individual properties that comprise the Mortgaged
                        Property upon 20 days notice and payment of a release price of 115% of the related allocated loan amount for the Mortgaged Property to be released; provided that after giving effect to such release, the debt service coverage ratio for the remaining property shall equal at least 1.20 to 1.00 and the loan to value ratio based on the allocated loan amount for the remaining property shall equal at least 80%.

Cuyahoga Falls Market   The borrower may substitute the Mortgaged Property
(58846)                 Center with other retail property; provided that certain
                        conditions are satisfied, including meeting certain
Edward's Multiplex-     debt service coverage tests, no event of default under
Fresno (58852)          the Mortgage Loan document shall have occurred, the
                        borrower shall deliver evidence that the substitution will not result in a securities rating down-grade by the rating agencies, the borrower shall deliver updated title, surveys and Phase I environmental site assessments, the borrower shall deliver a REMIC opinion and such other requirements as set forth in the related
                        Mortgage Loan agreement.

                                REPRESENTATION 30
                             Single-Purpose Entity.
                             ----------------------

                        Generally, Mortgage Loans with an original principal balance of $30,000,000 or less do not require an outside independent director or member.


Germantown (Triumph)    The Mortgaged Property is owned by the owner of the
(58792)                 borrower and the borrower executed the related Mortgage
                        Note and Loan Agreement. The Mortgage Loan is secured by
Clark Office Building   an Indemnity Guaranty and an Indemnity Deed of Trust,
(Clark Enterprises)     Assignment of Leases and Rents, Security Agreement and
(58789)                 Fixture Filing, which documents have been executed by
                        the owner of the borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

OSI Systems (58711)     The related Mortgage Loan documents do not require that
                        the Mortgagor have an outside independent director or member.

Buena Park Corporate
Plaza (57938)

Bank of America West
Building (58861)

La Plaza Business
Center(58706)

Fashion Show Mall - A2  The related borrower holds all of the issued and
(58620) outstanding stock in a taxable REIT subsidiary known as FS Entertainment, Inc., a Nevada corporation (the "Entertainment Sub") formed in September 2002, which in turn is the sole member of FS Entertainment, LLC (the "Entertainment LLC"). The foregoing two entities owned by the related borrower were included in the non-consolidation opinion pairings. The Entertainment Sub conducts certain business activities in connection with the related Mortgaged Property and has entered into two capital equipment leases for which a guaranty has been provided by an entity directly or indirectly owned by General Growth Properties, Inc. According to the non-consolidation opinion, an officer certificate indicates that the Entertainment Sub has been able to satisfy its capital lease obligations. The Entertainment LLC is an inactive entity. The amended organizational documents of the Entertainment Sub indicate that its purpose is solely to obtain and maintain a leasehold interest in the related Mortgaged Property, conduct an advertising and promotional business on such Mortgaged Property, own and lease certain equipment to carry out the advertising and promotional business and any lawful business incident, necessary and appropriate to accomplish the foregoing.

                                REPRESENTATION 32
                        Litigation or Other Proceedings.
                        --------------------------------

Phoenix Plaza I & II    As of the closing date of the Mortgage Loan, a
(58470)                 condemnation of a portion of the Mortgaged Property was
                        contemplated by the City of Phoenix in connection with a planned light rail transit system. The City may condemn a small narrow portion of the Mortgaged Property in order to expand the center line right of way of Central
                        Avenue and landscape adjoining Central Avenue. The City would condemn approximately 4,673 square feet for the right of way easement, 1,873 square feet for the landscape easement and 1,994 for a temporary construction easement for the light rail build out.

                        A repair reserve in an amount equal to 100% of the estimated costs of repairs was established.


Asian Garden Mall       The borrower is a defendant in an open breach of
(58868)                 contract case in New York. An escrow has been
                        established in the full amount of the borrower's potential liability ($172,500).

Sir Francis Drake       There is ongoing litigation which could affect the
Apartments (58832)      ownership of the Mortgaged Property, however the title
                        company has issued a letter stating that the existence
Havenhurst Apartments   and outcome of such litigation will not affect the
(58842)                 coverage afforded by the title insurance policy.

The Du Barry Apartments
(58835)

                                REPRESENTATION 38
                              Licenses and Permits.
                              ---------------------

Atria East (58857)      The post closing agreement requires that the related
                        borrower cause all open building permits to be removed of record within 180 days of the Closing Date; provided that if the related borrower is unable to have all open building permits to be removed of record within 180 days, such period of time shall be extended; provided that the related borrower is exercising due diligence to have such permits removed and that the related borrower update the lender on a bi-monthly basis of the progress of such removal.

589 Fifth Avenue        The related property condition report indicated that the
(58908)                 Mortgaged Property had thirty-three (33) open building
                        department violations and eight (8) open Environmental
                        Control Board violations. The related post closing agreement requires the related borrower to deliver evidence that each of the building department violations were dismissed of record within 90 (ninety) days of the date that the elevator mechanics' strike ends.

                                REPRESENTATION 40
                              Borrower Organization
                              ---------------------

American Express        The borrower is a New Brunswick, Canada corporation.
Building--ON (58625)

                                REPRESENTATION 41
                            Non-Recourse Exceptions.
                            ------------------------


Fashion Show Mall - A2  There is no borrower principal with respect to this
(58620)                 Mortgage Loan.

Canyon Ranch (58611)

Phoenix Plaza I & II
(58470)

Clark Office Building
(Clark Enterprises)
(58789)

Shurgard - Woodland
Hills (58430)

Shurgard - Palms
(58433)

Germantown (Triumph)
(58792)

Mountain Farms Shopping
Center (58886)

Makena Great American
Plaza (58914)

World Wide Parts        The borrower principal is an entity.
Building (58744)

OSI Systems (58711)

American Express
Building - MN (58623)

American Express
Building - UT (58626)

American Express
Building - ON (58625)

Graymere Apartments
(58862)

Sussex Downs Apartments
(58864)

Heritage Place
Apartments (58863)

Bank of America West
Building (58861)

CSM - Denver Properties
(58723)

CSM - Hilton Garden
Inn - Scottsdale (58696)

589 Fifth Avenue (58908)

Crossroads at Sunset
(58830)

Capistrano II Office
Building (58826)

Valley View  Commerce
Center (58829)

Bridgecreek Office
Building (58824)

Ocean Dorado (58831)

Seligman CVS Pool #1
(58911)

The Du Barry Apartments
(58835)

Havenhurst Apartments
(58842)

Barclay Apartments
(58839)

Sir Francis Drake
Apartments (58832)

Capital Plaza Retail
Center (58589)

Woodmeade South
Apartments
(58865)

Cuyahoga Falls Market
Center (58846)

Edward's Multiplex -
Fresno (58852)

Regent's Square I & II
(58848)

Mission City Corporate
Center (58847)

TV Guide Hollywood      A natural person is not liable for violation of Office
Center Building (58665) applicable environmental laws or breaches of environmental covenants.

Atria East (58857)      The borrower principal is not liable for recourse events
                        listed above.

                                REPRESENTATION 42
                              Separate Tax Parcels.
                              ---------------------

Atria East (58857)      The Disclosure Item Summary states that additional land
                        is included in the Mortgaged Property's tax lot that is part of a public street which is not taxable. The pro forma title policy includes a separate tax parcel endorsement.

Rancho San Diego        The Mortgaged Property and certain adjoining property
Industrial Center       are included in the same tax lot assessment, however,
(58761)                 the borrower is required to deliver evidence to the
                        lender within 90 days of closing of the Mortgage Loan that the borrower has obtained a separate tax lot assessment for such parcels.

Makena Great American   The borrower has as a post-closing obligation, the
Plaza (58914)           obligation to have the Mortgaged Property assessed as a
                        separate tax parcel and to obtain a revised separate tax parcel endorsement to the title policy prior to the date upon which the next tax maps are issued. The Mortgaged
                        Property is not currently assessed as a separate tax parcel.

                        The borrower has as a post-closing obligation, with respect to certain improvements currently under construction at the Mortgaged Property, to provide the following: (i) a revised zoning endorsement covering the parking and new construction, and (ii) proof that the tenant at the new construction has obtained the insurance required by the Mortgage Loan documents.

                                REPRESENTATION 44
                            Fee/Leasehold Properties.
                            -------------------------



Captain's Portfolio     The related ground lease expires on December 31, 2035
(58449)                 which is not 10 years beyond the amortization period of
                        the related Mortgage Loan.

Edward's Multiplex-     A fee mortgage affects the Mortgaged Property, and the
Fresno (58852)          ground lease is subordinated to such mortgage. Pursuant
                        to a recorded document, the fee mortgagee and ground lessor have agreed on a non-executory basis not to disturb the ground lease or the leasehold mortgage.

                                REPRESENTATION 45
                              Fee Simple Interest.
                              --------------------

Germantown (Triumph)    The Mortgaged Property is owned by the owner of the
(58792)                 borrower and the borrower executed the related Mortgage
                        Note and Loan Agreement. The Mortgage Loan is secured by
                        an Indemnity Guaranty and an Indemnity Deed of Trust,
                        Assignment of Leases and Rents, Security Agreement and
Clark Office Building   Fixture Filing, which documents have been executed by
(Clark Enterprises)     the owner of the borrower. This structure is known as an
(58789)                 Indemnity Deed of Trust, which is specific to the State
                        of Maryland.